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                                                                    EXHIBIT 23.8

                  CONSENT OF INDEPENDENT PETROLEUM CONSULTANTS

         We consent to the reference to our firm under the caption "Experts" in the Prospectus that is a part of Amendment No. 1 to the Registration Statement on Form S-4 of Middle Bay Oil Company, Inc.



                      /s/ Cawley, Gillespie & Associates, Inc.
                      ----------------------------------------
                      Cawley, Gillespie & Associates, Inc.

Houston, Texas
October 15, 1998